Exhibit 10.1

FIRST AMENDMENT

TO

THARIMMUNE INC.

AMENDED AND RESTATED

2023 OMNIBUS EQUITY INCENTIVE PLAN

This FIRST AMENDMENT TO THARIMMUNE, INC. AMENDED AND RESTATED 2023 OMNIBUS EQUITY INCENTIVE PLAN (this “Amendment”) of the Tharimmune, Inc. Amended and Restated 2023 Omnibus Equity Incentive Plan (the “Plan”) is made as of the 25th day of August, 2025, by the Board of Directors (the “Board”) of Tharimmune, Inc., a Delaware corporation (the “Company”), pursuant to Section 12 of the Plan. All terms used by not defined herein shall have the meaning set forth in the Plan.

RECITALS

WHEREAS, the Board may amend, alter or terminate the Plan pursuant to Section 12 of the Plan, provided that no such action shall materially impair the rights of a Participant under any Award theretofore granted without such Participant’s consent (the “Amendment Conditions”);

WHEREAS, this Amendment satisfies the Amendment Conditions; and

WHEREAS, this Amendment is being submitted to the stockholders of the Company (the “Stockholders”) having not less than the minimum number of votes that would be necessary to authorize or to take the actions set forth herein and such Stockholders have authorized, ratified, approved, and confirmed this Amendment.

AGREEMENT

NOW, THEREFORE, the Board hereby amends the Plan as follows:

1. Shares Reserved for Issuance Under the Plan. The references to 792,602 shares in Sections 4(a)(i) and 4(c) of the Plan are hereby replaced with 2,000,000.

Miscellaneous.

Amendments. Except as specifically modified herein, the Plan shall remain in full force and effect in accordance with all of the terms and conditions thereof except that the Plan is hereby amended in all other respects, if any, necessary to conform with the intent of the amendments set forth in this Amendment. Upon the effectiveness of this Amendment, each reference in the Plan to “the Plan,” “hereunder,” “herein,” or words of similar import shall mean and be a reference to the Plan as amended by this Amendment.

Severability. Each provision of this Amendment shall be considered severable and if for any provision or provisions herein are determined to be invalid, unenforceable or illegal under any existing or future law, such invalidity, unenforceability or illegality shall not impair the operation of or affect those portions of this Amendment that are valid, enforceable and illegal.

Governing Law. This Amendment shall be governed in accordance with the laws of Delaware, without giving effect to principles of conflicts of law of New Jersey or any other state.

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